UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2020

FS KKR CAPITAL CORP. II

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00926 (Commission File Number)	80-0741103 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2020, FS KKR Capital Corp. II (the “Company”) issued a press release (the “Press Release”) providing an overview of its results for the quarter ended June 30, 2020.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

In the Press Release, the Company announced a regular cash distribution of $0.55 per share, which will be paid on or about October 1, 2020 to stockholders of record as of the close of business on September 16, 2020.

The Company will make available under the “Events + presentation” page within the “Investor Relations” section of the Company’s website (www.fskkradvisor.com/fskr) a presentation containing financial and operating information in advance of its previously announced August 11, 2020 conference call.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to future events or the future performance or operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, and the price at which shares of common stock may trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated August 10, 2020

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp. II

Date:	August 10, 2020	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel